     As filed with the Securities and Exchange Commission on July 22, 1994

                                                           REGISTRATION NO. ____
- --------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                         THE CHARLES SCHWAB CORPORATION
             (Exact name of registrant as specified in its charter)

                    Delaware                                                     94-3025021
         (State or other jurisdiction                                         (I.R.S. Employer
        of incorporation or organization)                                  Identification Number)


                 101 Montgomery Street, San Francisco, CA 94104
          (Address of Principal Executive Offices, including zip code)

                           1992 Stock Incentive Plan
                            (full title of the plan)


                               MARY B. TEMPLETON
                    Senior Vice President, General Counsel
                           and Corporate Secretary
                         THE CHARLES SCHWAB CORPORATION
                             101 Montgomery Street
                            San Francisco, CA 94104
                                 (415) 627-7000
  (name and address, including zip code, and telephone number, including area code, of agent for service)

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

  As soon as practicable after this Registration Statement becomes effective.

                        CALCULATION OF REGISTRATION FEE

=====================================================================================================
                                                   Proposed            Proposed
                                Amount             Maximum             Maximum           Amount of
Title of Securities              to be             Offering            Aggregate        Registration
to be Registered               Registered          Price Per           Offering              Fee
                                                   Share (1)           Price (1)
- -----------------------------------------------------------------------------------------------------
Common Stock ($.01 par value)   2,800,000 (2)       $72,450,000           $25.875          $24,982.76
=====================================================================================================


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c), on the basis of the average of the high and low prices of the registrant's Common Stock on July 15, 1994.

(2)      Includes common stock issuable upon exercise of options.


Pursuant to Rule 429, the Prospectus that is a part of this Registration Statement also relates to up to 3,616,830 shares of Common Stock covered by Registration Statement No. 33-47842.
                                                    Total Number of Pages:    15
                                        Index to Exhibits appears at Page:  II-4

                 Pursuant to General Instruction E to Form S-8, the contents of the Registrant's Registration Statement No. 33-47842 on Form S-8 relating to its 1992 Stock Incentive Plan are expressly incorporated herein by reference, except as modified below.


ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

                 The validity of the issuance of the shares registered on this Registration Statement for issuance upon exercise of options will be passed upon for the Company by Howard, Rice, Nemerovski, Canady, Robertson, Falk & Rabkin, A Professional Corporation. As of the date the opinion as to such validity was filed with the Registration Statement, certain directors of that law firm owned an aggregate of less than 1% of the Company's Common Stock.


ITEM 8.  EXHIBITS


Exhibit
Number
- ------
 4.1     Restated Certificate of Incorporation of the Company, as amended as of
         December 1, 1988 (filed as Exhibit 3.3 to the Company's Form 10-K for the year ended  December 31, 1989, and incorporated herein by reference).

 4.2     Amended and Restated Bylaws of the Company, as amended as of March 25, 1991
         (filed as Exhibit 3.4 to the Company's Form 10-K for the
         year ended December 31, 1990, and incorporated herein by reference).

 4.3     1992 Stock Incentive Plan, as amended and restated on January 1, 1994
         (filed as Exhibit 10.131 to the Company's Form 10-K for the year ended December 31, 1993, and incorporated herein by reference).

 4.4     Form of Nonstatutory Stock Option Agreement for Non-Employee Director
         (filed as Exhibit 4.4 to the Company's Registration Statement No. 33-47842
         on Form S-8, and incorporated herein by reference).

 4.5     Form of Nonstatutory Stock Option Agreement.

 4.6     Form of Restricted Shares Agreement.

 5.1     Opinion of Howard, Rice, Nemerovski, Canady, Robertson, Falk & Rabkin,
         A Professional Corporation.

23.1     Consent of Deloitte & Touche.

23.2     Consent of counsel (included in Exhibit 5.1 hereto).

24.1     Power of Attorney (included on the signature page hereof).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, State of California on July 21, 1994.



                                       THE CHARLES SCHWAB CORPORATION


                                       By  ___________________________________
                                                    Mary B. Templeton
                                              Senior Vice President, General
                                             Counsel and Corporate Secretary




                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below (each, a "Signatory") constitutes and appoints Charles R. Schwab, Lawrence J. Stupski and Mary B. Templeton (each, an "Agent," and collectively, "Agents") and each or any one of them, his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith and with this Registration Statement, with the Securities and Exchange Commission. Each Signatory further grants to the Agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary, in the judgment of such Agent, to be done in connection with any such signing and filing, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said Agents, or any of them, or their or his or her other substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         SIGNATURE                           TITLE                                    DATE
         ---------                           -----                                    ----
/s/ Charles R. Schwab             Chairman, Chief Executive Officer, and          July 21, 1994
- --------------------------        Director (principal executive officer)
Charles R. Schwab


/s/ Lawrence J. Stupski           Vice Chairman and Director                      July 21, 1994
- --------------------------
Lawrence J. Stupski


/s/ David S. Pottruck             President, Chief Operating Officer              July 21, 1994
- --------------------------        and Director
David S. Pottruck


/s/ A. John Gambs                 Executive Vice President and                    July 21, 1994
- --------------------------        Chief Financial Officer (principal
A. John Gambs                     financial and accounting officer)


/s/ Nancy H. Bechtle              Director                                         July 21, 1994
- --------------------------
Nancy H. Bechtle


/s/ C. Preston Butcher            Director                                        July 21, 1994
- --------------------------
C. Preston Butcher


                                  Director
- --------------------------
Donald G. Fisher


/s/ Anthony M. Frank              Director                                        July 21, 1994
- --------------------------
Anthony M. Frank


/s/ James R. Harvey               Director                                        July 21, 1994
- --------------------------
James R. Harvey


/s/ Stephen T. McLin              Director                                        July 21, 1994
- --------------------------
Stephen T. McLin


/s/ Roger O. Walther              Director                                        July 21, 1994
- --------------------------
Roger O. Walther

                               INDEX TO EXHIBITS


Exhibit
Number           Description of Document                                                               Page
- ------           -----------------------                                                               ----
 4.1             Restated Certificate of Incorporation of the Company, as                               __
                 amended as of December 1, 1988 (filed as Exhibit 3.3 to the
                 Company's Form 10-K for the year ended December 31,
                 1989, and incorporated herein by reference).

 4.2             Amended and Restated Bylaws of the Company, as amended                                 __
                 as of March 25, 1991 (filed as Exhibit 3.4 to the Company's
                 Form 10-K for the year ended December 31, 1990, and
                 incorporated herein by reference).

 4.3             1992 Stock Incentive Plan, as amended and restated on                                  __
                 January 1, 1994 (filed as exhibit 10.131 to the Company's
                 Form 10-K for the year ended December 31, 1993, and
                 incorporated herein by reference).

 4.4             Form of Nonstatutory Stock Option Agreement for Non-                                   __
                 Employee Director (filed as Exhibit 4.4 to the Company's
                 Registration Statement No. 33-47842 on Form S-8, and
                 incorporated herein by reference).

 4.5             Form of Nonstatutory Stock Option Agreement.                                             6

 4.6             Form of Restricted Shares Agreement.                                                    12

 5.1             Opinion of Howard, Rice, Nemerovski, Canady, Robertson,                                 14
                 Falk & Rabkin, A Professional Corporation.

23.1             Consent of Deloitte & Touche.                                                           15

23.2             Consent of counsel (included in Exhibit 5.1 hereto).                                   __

24.1             Power of Attorney (included on the signature page hereof).                             __

                                            II-4